             Morgan Stanley California Quality Municipal Securities
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007

Securi  Purcha   Size   Offeri  Total   Amount    % of   % of
  ty      se/     of      ng    Amount    of     Offeri  Fund   Brokers   Purcha
Purcha   Trade  Offeri  Price     of    Shares     ng    s                sed
  sed    Date     ng      of   Offerin  Purcha   Purcha  Tota             From
                        Shares    g       sed     sed    l
                                          By       By    Asse
                                         Fund     Fund   ts

                                                                 Bear
                                                               Stearns &
                                                               Co. Inc.,
                                                               Citigroup
                                                                , A.G.
                                                               Edwards,
                                                               Fidelity
                                                                Capital
                                                                Markets
                                                               Services,
                                                               JPMorgan,
                                                                Merrill
                                                                Lynch &
                                                               Company,
                                                                Prager,
                                                                Sealy &
                                                               Company,
                                                                 LLC,
                                                                Siebert
Golden                                                         Brandford
 State                                                          Shank &
Tobacc                                                         Co., LLC,   Bear
   o    03/08/    -     $104.3 $4,446,  4,000,   0.09%   2.06    First    Stearn
Securi    07              9    826,391    000             %     Albany      s
tizati                           .40                            Capital
  on                                                             Inc.,
0.000%                                                          Banc of
  due                                                           America
6/1/20                                                         Securitie
  47                                                            s LLC,
                                                                 Great
                                                                Pacific
                                                               Securitie
                                                               s, Inc.,
                                                                Lehman
                                                               Brothers,
                                                                Morgan
                                                                Keegan
                                                               and Co.,
                                                                 Inc.,
                                                               Ramirez &
                                                                 Co.,
                                                                 Inc.,
                                                               Southwest
                                                               Securitie
                                                                s, UBS
                                                               Investmen
                                                                t Bank,
                                                               Goldman,
                                                                Sachs &
                                                               Co., M.R.
                                                                Beal &
                                                               Company,
                                                                E.J. De
                                                               La Rosa &
                                                                 Co.,
                                                                 Inc.,
                                                                Jackson
                                                               Securitie
                                                                s, Loop
                                                                Capital
                                                               Markets,
                                                                 LLC,
                                                                Morgan
                                                               Stanley,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Stone &
                                                               Youngberg
                                                                 , LLC